                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT

     This FIRST AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is entered into as of July 1, 2001, and amends that certain Receivables Purchase Agreement dated as of October 6, 2000 (the "Existing Agreement"), Plexus ABS, Inc., a Nevada corporation ("Seller"), Plexus Corp., a Wisconsin corporation ("Plexus"), as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), the Financial Institutions party thereto from time to time, Preferred Receivables Funding Corporation ("PREFCO") and Bank One, NA (Main Office Chicago), as agent for the Purchasers thereunder and any successor agent thereunder (together with its successors and assigns hereunder, the "Agent"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Existing Agreement.

                                    RECITALS:

     WHEREAS, the Seller Parties, the Financial Institutions, PREFCO and the Agent are parties to the Existing Agreement;

     WHEREAS, Plexus Services Corp. and Seller are entering into that certain Amended and Restated Receivables Sale Agreement dated as of the date hereof (the "Restated RSA"); and

     WHEREAS, the Seller, the Financial Institutions, PREFCO and the Agent desire to amend the Existing Agreement as more fully described herein.

     NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         (i) Amendments. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 2 of this Amendment, the Existing Agreement is hereby amended as follows:


             (1) Section 5.1(k) of the Existing Agreement is hereby amended by adding the following sentences to the end of such section:

   Such Seller Party has not changed the location of its principal place of business and chief executive office or its identity or corporate, limited liability company or other organizational structure within the four months prior to the date of this Agreement. Such Seller Party has not changed its jurisdiction of organization. Seller is a Nevada corporation and a "registered organization" (as defined in Section 9-102(a)(70) of any applicable enactment of the UCC) organized under the law of the state of Nevada. Servicer is a Wisconsin corporation and a "registered organization" (as defined in Section 9-102(a)(70) of any applicable enactment of the UCC) organized under the law of the state of Wisconsin.

             (1) Section 7.2(a) of the Existing Agreement is hereby amended by replacing the words "Such Seller Party will not change its name, identity or corporate structure (within the meaning of Section 9-402(7) of any applicable enactment of the UCC)" in such section with the words "Such Seller Party will not change its name, identity, jurisdiction of organization or corporate structure (within the meaning of Section 9-507 of any applicable enactment of the UCC)".

             (1) Section 14.4(b) of the Existing Agreement is hereby amended by adding the following sentence to the end of such section:

   The authorization set forth in the second sentence of this Section 14.4(b) is intended to meet all requirements for authorization by a debtor under Article 9 of any applicable enactment of the UCC, including, without limitation,
   Section 9-509 thereof.

             (1) Exhibit I of the Existing Agreement is hereby amended by the addition of the following new definitions:

       "NPI Receivable" means any Receivable originated by Plexus Services Corp. or any Affiliate thereof in connection with any services performed by facilities located in Seattle, Washington or Massachusetts of Plexus, Plexus Services Corp. or any Affiliate of any of the foregoing.

       "PCBD Receivable" means any TGI Receivable for which the related invoice is designated as a "Print Circuit Board Design" invoice.

             (1) Exhibit I of the Existing Agreement is hereby amended by replacing the definition of "Charged-Off Receivable" set forth therein in its entirety with the following:

       "Charged-Off Receivable" means a Receivable: (i) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 9.1(d) (as if references to Seller Party therein refer to such Obligor); (ii) as to which the Obligor thereof, if a natural person, is deceased, (iii) that, consistent with the Credit and Collection Policy, would be written off Seller's books as uncollectible, (iv) that has been identified by Seller as uncollectible or (v) as to which any payment, or part thereof, remains unpaid for (a) in the case of EAC Receivables and NPI Receivables, more than 60 days from the original invoice date for such payment, (b) in the case of TGI Receivables, other than PCBD Receivables, more than 90 days from the original invoice date for such payment and (c) in the case of PCBD Receivables, more than 60 days from the date on which such payment is due.

             (1) The definition of "Debit Memo" set forth in Exhibit I of the Existing Agreement is hereby amended by replacing the words "issued by EAC or SeaMED to an Obligor" with the words "issued by Originator or Servicer to an Obligor".

             (1) Exhibit I of the Existing Agreement is hereby amended by replacing the definition of "EAC Receivable" set forth therein in its entirety with the following:

       "EAC Receivable" means any Receivable (other than an NPI Receivable) originated by Plexus Services Corp. or any Affiliate thereof in connection with any manufacturing activity.

             (1) Clause (iv) of the definition of "Eligible Receivable" set forth in Exhibit I of the Existing Agreement is hereby amended by replacing the words "Section 9-105 and Section 9-106, respectively, of the UCC" with the words "Section 9-102(a) of the UCC".

             (1) The term "NDR" as used in the definition of "Adjusted Liquidity Price" set forth in Exhibit I of the Existing Agreement is hereby amended and restated in its entirety as follows:

       NDR = the Outstanding Balance of all Receivables as to which any payment, or part thereof, has not remained unpaid for (a) in the case of EAC Receivables and NPI Receivables, more than 60 days from the original invoice date for such payment, (b) in the case of TGI Receivables, other than PCBD Receivables, more than 90 days from the original invoice date for such payment and (c) in the case of PCBD Receivables, more than 60 days from the date on which such payment is due.

             (1) The definition of "Open Debit Memo Ratio" set forth in Exhibit I of the Existing Agreement is hereby amended by replacing the words "and SeaMED Receivables" with the words "and NPI Receivables".

             (1) Exhibit I of the Existing Agreement is hereby amended by deleting the definition of "SeaMED Receivable" set forth therein.

             (1) Exhibit I of the Existing Agreement is hereby amended by replacing the definition of "Originator" set forth therein in its entirety with the following:

       "Originator" means Plexus Services Corp., a Nevada corporation, in its capacity as seller under the Receivables Sale Agreement.

             (1) Exhibit I of the Existing Agreement is hereby amended by replacing the definition of "Receivables Sale Agreement" set forth therein in its entirety with the following:

       "Receivables Sale Agreement" means that certain Amended and Restated Receivables Sale Agreement, dated as of July 1, 2001, among the Originator and Seller, as the same may be amended, restated or otherwise modified from time to time.

             (1) Exhibit I of the Existing Agreement is hereby amended by replacing the definition of "TGI Receivable" set forth therein in its entirety with the following:

       "TGI Receivable" means any Receivable (other than an NPI Receivable) originated by Plexus Services Corp. or any Affiliate thereof in connection with any engineering activity.

             (1) Exhibit IV of the Existing Agreement is hereby amended by replacing such exhibit in its entirety with Annex I hereto.

             (1) Exhibit X of the Existing Agreement is hereby amended by replacing such exhibit in its entirety with Annex II hereto.

         (i) Conditions to Effectiveness of Amendment. The amendments set forth in Section 1 of this Amendment shall become effective as of July 1, 2001, upon the satisfaction of the following conditions precedent:

             (1) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

             (1) Officer's Certificate. The Agent shall have received a certificate of an authorized officer of each of the Servicer and Seller in the forms set forth as Exhibits A and B, respectively, certifying as to matters set forth in Sections 3(a) and (b) of this Amendment.

             (1) Subsidiary Reorganization. The Subsidiary Reorganization (as defined in the Restated RSA) and the transactions contemplated thereby shall have been consummated and all agreements, instruments and other documents related to the Subsidiary Reorganization (as defined in the Restated RSA) shall be full force and effect.

             (1) Other Closing Documents. The Agent shall have received each of the documents set forth in Exhibit C.

         (i) Representations and Warranties. Each of the Seller and the Servicer represents and warrants to the Investors, PREFCO and the Agent that, as of the date hereof, and after giving effect to the amendments set forth in
   Section 1 of this Amendment:

             (1) no Amortization Event or Potential Amortization Event has occurred and is continuing; and

             (1) all of the representations and warranties contained in the Existing Agreement, as amended by this Amendment, and in the other Transaction Documents are true and correct.

         (i) Miscellaneous.

             (1) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Existing Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Financial Institutions, PREFCO or the Agent may now have or may have in the future under or in connection with the Existing Agreement or any other instrument or agreement referred to therein. Each reference in the Existing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Receivables Purchase Agreement," the "Purchase Agreement" or the Existing Agreement shall mean the Existing Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Existing Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Existing Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

             (1) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Existing Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

             (1) Costs, Fees and Expenses. The Seller agrees to promptly pay to the Agent a fully earned, non-refundable amendment fee equal to $10,000. Furthermore, the Seller agrees to pay all costs, fees and expenses in connection with the preparation, execution and delivery of this Amendment as required pursuant to the Existing Agreement.

             (1) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

             (1) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

             (1) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


                                       PLEXUS ABS, INC.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------


                                       PLEXUS CORP.


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                       PREFERRED RECEIVABLES FUNDING CORPORATION


                                       By:
                                           -------------------------------------
                                               Authorized Signatory


                                       BANK ONE, NA (MAIN OFFICE CHICAGO), as a
                                       Financial Institution and as Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                              ----------------------------------

                                                           EXHIBIT A

                              OFFICER'S CERTIFICATE

     I, ______________, am the _______________ of Plexus Corp. (the "Servicer").
I execute and deliver this Officer's Certificate dated as of July 1, 2001, on behalf of the Servicer pursuant to Section 2(b) of the First Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement dated as of October 6, 2000, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (the "Existing Agreement"). Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

     I hereby certify, on behalf of the Servicer, that to the best of my knowledge after due inquiry, as of the date hereof, and after giving effect to the amendments set forth in Section 1 of the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Seller and the Servicer contained in the Existing Agreement, as amended by the Amendment, and in the other Transaction Documents are true and correct as of the date hereof.



                                       ------------------------------------
                                       Name:
                                       Title:

                                                               EXHIBIT B

                              OFFICER'S CERTIFICATE

     I, ______________, am the _______________ of Plexus ABS, Inc. (the
"Seller"). I execute and deliver this Officer's Certificate dated as of July 1, 2001, on behalf of the Seller pursuant to Section 2(b) of the First Amendment to Receivables Purchase Agreement (the "Amendment"), dated as of the date hereof, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (each as defined therein), amending certain provisions of that certain Receivables Purchase Agreement dated as of October 6, 2000, among the Seller Parties, the Financial Institutions, PREFCO and the Agent (the "Existing Agreement"). Capitalized terms used herein and not defined herein shall have the meanings set forth for such terms in the Existing Agreement.

     I hereby certify, on behalf of the Seller, that to the best of my knowledge after due inquiry, as of the date hereof, and after giving effect to the amendments set forth in Section 1 of the Amendment, (a) no Amortization Event or Potential Amortization Event has occurred and is continuing and (b) the representations and warranties of the Seller contained in the Existing Agreement, as amended by the Amendment, and in the other Transaction Documents are true and correct as of the date hereof.



                                       ------------------------------------
                                       Name:
                                       Title:

                                                              EXHIBIT C

                     DOCUMENTS TO BE DELIVERED TO THE AGENT

PART I: DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE RESTATED RSA (AS HEREINAFTER DEFINED):

01   THE RESTATED RSA, DULY EXECUTED BY THE PARTIES THERETO.

02 COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF THE ORIGINATOR CERTIFIED BY ITS SECRETARY, AUTHORIZING THE ORIGINATOR'S EXECUTION, DELIVERY AND PERFORMANCE OF THE RESTATED RSA AND THE OTHER DOCUMENTS TO BE DELIVERED BY IT THEREUNDER.

03 ARTICLES OR CERTIFICATE OF INCORPORATION OF THE ORIGINATOR CERTIFIED BY THE SECRETARY OF STATE OF THE JURISDICTION OF ITS INCORPORATION ON OR WITHIN THIRTY (30) DAYS PRIOR TO THE DATE HEREOF.

04 GOOD STANDING CERTIFICATE FOR THE ORIGINATOR ISSUED BY THE SECRETARIES OF STATE OF ITS STATE OF INCORPORATION AND EACH JURISDICTION WHERE IT HAS ITS PRINCIPAL PLACE OF BUSINESS OR MAINTAINS ITS BOOKS AND RECORDS RELATING TO ANY RECEIVABLES, CONTRACTS AND/OR RELATED SECURITY, EACH OF WHICH IS LISTED
     BELOW:

     a.   Nevada

     b.   Wisconsin

05 A CERTIFICATE OF THE SECRETARY OF THE ORIGINATOR CERTIFYING: (i) THE NAMES AND SIGNATURES OF THE OFFICERS AUTHORIZED ON ITS BEHALF TO EXECUTE THE RESTATED RSA AND ANY OTHER DOCUMENTS TO BE DELIVERED BY IT THEREUNDER AND
     (ii) A COPY OF THE ORIGINATOR'S BY-LAWS.

06 PRE-FILING STATE AND FEDERAL TAX LIEN, JUDGMENT LIEN AND UCC LIEN SEARCHES AGAINST THE ORIGINATOR FROM THE FOLLOWING JURISDICTIONS:

     a.   Nevada

     b.   Wisconsin

     c.   Washington

07 TIME STAMPED RECEIPT COPIES OF PROPER FINANCING STATEMENTS, DULY FILED UNDER THE UCC IN ALL JURISDICTIONS AS MAY BE NECESSARY OR, IN THE OPINION OF SELLER (OR ITS ASSIGNS), DESIRABLE, UNDER THE UCC OF ALL APPROPRIATE JURISDICTIONS OR ANY COMPARABLE LAW IN ORDER TO PERFECT THE OWNERSHIP INTERESTS CONTEMPLATED BY THE RESTATED RSA.

08 TIME STAMPED RECEIPT COPIES OF PROPER UCC TERMINATION STATEMENTS, IF ANY, NECESSARY TO RELEASE ALL SECURITY INTERESTS AND OTHER RIGHTS OF ANY PERSON IN THE RECEIVABLES, CONTRACTS OR RELATED SECURITY PREVIOUSLY GRANTED BY THE ORIGINATOR.

09 AMENDED AND RESTATED LOCKBOX AGREEMENTS FOR EACH LOCK-BOX REFLECTING THE ORIGINATOR AS SUCH.

010 A FAVORABLE OPINION OF LEGAL COUNSEL FOR THE ORIGINATOR REASONABLY ACCEPTABLE TO SELLER (OR ITS ASSIGNS) THAT ADDRESSES THE FOLLOWING MATTERS AND SUCH OTHER MATTERS AS SELLER (OR ITS ASSIGNS) MAY REASONABLY REQUEST:

          -- The Originator is a corporation, validly existing, and in good standing or active status under the laws of its state of incorporation.

          -- The Originator has all requisite authority to conduct its business in each jurisdiction where failure to be so qualified would have a material adverse effect on the Originator's business.

          -- The execution and delivery by the Originator of the Receivables Sale Agreement and each other Transaction Document to which it is a party and its performance of its obligations thereunder have been duly authorized by all necessary corporate action and proceedings on the part of the Originator and will not:

               (a) require any action by or in respect of, or filing with, any governmental body, agency or official (other than the filing of UCC financing statements);

               (b) contravene, or constitute a default under, any provision of applicable law or regulation or of its articles or certificate of incorporation or bylaws or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Originator; or

               (c) result in the creation or imposition of any Adverse Claim on assets of the Originator or any of its Subsidiaries (except as contemplated by the Restated RSA).

          -- The Restated RSA and each other Transaction Document to which it is a party has been duly executed and delivered by the Originator and constitutes the legal, valid, and binding obligation of the Originator enforceable in accordance with its terms, except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

          -- The provisions of the Receivables Sale Agreement are effective to create a valid security interest in favor of Seller in all Receivables and upon the filing of financing statements, Seller shall acquire a first priority, perfected security interest in such Receivables.

          -- To the best of the opinion giver's knowledge, there is no action, suit or other proceeding against the Originator or any Affiliate of the Originator, that would materially adversely affect the business or financial condition of the Originator and its Affiliates taken as a whole or which would materially adversely affect the ability of the Originator to perform its obligations under the Restated RSA.

011 A "TRUE SALE" OPINION AND "SUBSTANTIVE CONSOLIDATION" OPINION OF COUNSEL FOR THE ORIGINATOR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE RESTATED RSA.

012 EXECUTED COPIES OF (i) ALL CONSENTS FROM AND AUTHORIZATIONS BY ANY PERSONS AND (ii) ALL WAIVERS AND AMENDMENTS TO EXISTING CREDIT FACILITIES, THAT ARE NECESSARY IN CONNECTION WITH THE RESTATED RSA.

013 EXECUTED COPIES OF A SUBORDINATED NOTE (AS DEFINED IN THE RESTATED RSA) BY SELLER IN FAVOR OF THE ORIGINATOR.

014 A DIRECTION LETTER EXECUTED BY THE ORIGINATOR AUTHORIZING SELLER (AND ITS ASSIGNEES) AND DIRECTING WAREHOUSEMEN TO ALLOW SELLER (AND ITS ASSIGNEES) TO INSPECT AND MAKE COPIES FROM THE ORIGINATOR'S BOOKS AND RECORDS MAINTAINED AT OFF-SITE DATA PROCESSING OR STORAGE FACILITIES.

PART II: DOCUMENTS TO BE DELIVERED IN CONNECTION WITH THE AMENDMENT

01 COPY OF THE RESOLUTIONS OF THE BOARD OF DIRECTORS OF EACH SELLER PARTY CERTIFIED BY ITS SECRETARY AUTHORIZING SUCH PERSON'S EXECUTION, DELIVERY AND PERFORMANCE OF THIS AMENDMENT AND THE OTHER DOCUMENTS TO BE DELIVERED BY IT HEREUNDER.

02 ARTICLES OR CERTIFICATE OF INCORPORATION OF EACH SELLER PARTY AND CERTIFIED BY THE SECRETARY OF STATE OF ITS JURISDICTION OF INCORPORATION ON OR WITHIN THIRTY (30) DAYS PRIOR TO THE DATE OF THE AMENDMENT.

03 GOOD STANDING CERTIFICATE FOR EACH SELLER PARTY ISSUED BY THE SECRETARIES OF STATE OF ITS STATE OF INCORPORATION AND EACH JURISDICTION WHERE IT HAS ITS PRINCIPAL PLACE OF BUSINESS OR MAINTAINS ITS BOOKS AND RECORDS RELATING TO ANY RECEIVABLES, CONTRACTS AND/OR RELATED SECURITY, EACH OF WHICH IS LISTED BELOW:

     31   SELLER: NEVADA AND WISCONSIN

     32   SERVICER: WISCONSIN

04 A CERTIFICATE OF THE SECRETARY OF EACH SELLER PARTY CERTIFYING (i) THE NAMES AND SIGNATURES OF THE OFFICERS AUTHORIZED ON ITS BEHALF TO EXECUTE THIS AMENDMENT AND ANY OTHER DOCUMENTS TO BE DELIVERED BY IT HEREUNDER AND
     (ii) A COPY OF SUCH PERSON'S BY-LAWS.

05 TIME STAMPED RECEIPT COPIES OF PROPER FINANCING STATEMENT AMENDMENTS, DULY FILED UNDER THE UCC IN ALL JURISDICTIONS AS MAY BE NECESSARY OR, IN THE OPINION OF THE AGENT, DESIRABLE, UNDER THE UCC OF ALL APPROPRIATE JURISDICTIONS OR ANY COMPARABLE LAW IN ORDER TO PERFECT THE OWNERSHIP INTERESTS CONTEMPLATED BY THIS AMENDMENT.

06 TIME STAMPED RECEIPT COPIES OF PROPER UCC TERMINATION STATEMENTS, IF ANY, NECESSARY TO RELEASE ALL SECURITY INTERESTS AND OTHER RIGHTS OF ANY PERSON IN THE RECEIVABLES, CONTRACTS OR RELATED SECURITY PREVIOUSLY GRANTED BY SELLER.

07 A BRING-DOWN OPINION OF LEGAL COUNSEL FOR THE SELLER PARTIES REASONABLY ACCEPTABLE TO THE AGENT.

08   AN OFFICER'S CERTIFICATE FROM EACH SELLER PARTY

09 EXECUTED COPIES OF (i) ALL CONSENTS FROM AND AUTHORIZATIONS BY ANY PERSONS AND (ii) ALL WAIVERS AND AMENDMENTS TO EXISTING CREDIT FACILITIES, THAT ARE NECESSARY IN CONNECTION WITH THIS AMENDMENT.

                                                                         ANNEX I

                                   EXHIBIT IV

                            DESCRIPTION OF LOCK-BOXES

       Lock-Box Processor              Lock-Box Number                       Address
       ------------------              ---------------                       -------

       Firstar Bank, N.A.                    890                        Plexus ABS, Inc.
      777 E. Wisconsin Ave.                                                Drawer #890
       Milwaukee, WI 53202                                          Milwaukee, WI 53278-0890

       Firstar Bank, N.A.                    557                        Plexus ABS, Inc.
      777 E. Wisconsin Ave.                                                Drawer #557
       Milwaukee, WI 53202                                          Milwaukee, WI 53278-0557

                                                                        ANNEX II

                                    EXHIBIT X

                                  See Attached